UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2016

First Clover Leaf Financial Corp.
(Exact name of registrant as specified in its charter)

Maryland	0-50820	20-4797391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6814 Goshen Road, PO Box 540, Edwardsville, Illinois 62025
(Address of principal executive offices) (Zip code)

618-656-6122
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on September 8, 2016 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 26, 2016 (as amended, the “Merger Agreement”), between First Clover Leaf Financial Corp. (the “Company”) and First Mid-Illinois Bancshares, Inc., a Delaware corporation (“First Mid”). Pursuant to the Merger Agreement, the Company merged with and into First Mid, with First Mid as the surviving corporation (the “Merger”). At the effective time of the Merger, the separate corporate existence of the Company ceased.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective September 8, 2016, the Company merged with and into First Mid, with First Mid as the surviving corporation. At the effective time of the Merger, 25% of the shares of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger converted into the right to receive $12.87 per share, for an approximate aggregate total of $22,541,429, and 75% of the shares of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger converted into the right to receive 0.495 shares of First Mid common stock, par value $4.00 per share, for an approximate aggregate total of 2,600,935 shares of First Mid’s common stock.

No fractional shares of First Mid common stock will be issued in connection with the Merger. As a result, each former holder of the Company’s stock who would otherwise have been entitled to receive a fraction of a share of First Mid common stock in the Merger will receive an amount in cash (without interest), rounded to the nearest whole cent, determined by multiplying $12.87 by the fractional share of First Mid common stock to which such former holder of the Company’s common stock would otherwise be entitled.

This description of the Merger is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on April 26, 2016, and the First Amendment to the Merger Agreement, a complete copy of which was filed as Exhibit 2.2 to the Form 10-Q filed by the Company on August 10, 2016, each of which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 8, 2016, the Company notified the NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had closed and requested that NASDAQ (i) suspend trading of the Company’s common stock on NASDAQ, (ii) withdraw the Company’s common stock from listing on NASDAQ following the close of trading on September 8, 2016 and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to report that shares of the Company common stock are no longer listed on NASDAQ. As a result, the Company’s common stock will no longer be listed on NASDAQ.

Additionally, First Mid (as successor to the Company by operation of law) intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On September 8, 2016, the Company was merged with and into First Mid pursuant to the Merger Agreement, with First Mid as the surviving entity.

The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the effective time of the Merger, the Company’s directors and executive officers ceased serving as directors and executive officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the closing of the Merger, the articles of incorporation and the bylaws of the Company ceased to be in effect by operation of law and the organizational documents of First Mid (as successor to the Company by operation of law) remained the restated certificate of incorporation and amended and restated bylaws of First Mid, consistent with the terms of the Merger Agreement.

The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between First Mid-Illinois Bancshares, Inc. and First Clover Leaf Financial Corp., dated April 26, 2016 (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K dated April 26, 2016).*
2.2	First Amendment to Agreement and Plan of Merger by and between First Mid-Illinois Bancshares, Inc. and First Clover Leaf Financial Corp., dated as of June 6, 2016 (incorporated by reference to Exhibit 2.2 to Quarterly Report on Form 10-Q filed August 10, 2016).
3.1	Restated Certificate of Incorporation and Amendment to Restated Certificate of Incorporation of First Mid-Illinois Bancshares, Inc. (incorporated by reference to Exhibit 3(a) to First Mid-Illinois Bancshares, Inc.’s Annual Report on Form 10-K for the year ended December 31, 1987).
3.2	Amended and Restated Bylaws of First Mid-Illinois Bancshares, Inc. (incorporated by reference to Exhibit 3.2 to First Mid-Illinois Bancshares, Inc.’s Current Report on Form 8-K filed November 14, 2007).

* Certain schedules have been omitted pursuant to Section 6.01(b)(2) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC., as

Successor to First Clover Leaf Financial Corp.

Dated: September 9, 2016

By: : /s/ Joseph R. Dively
Joseph R. Dively
Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and between First Mid-Illinois Bancshares, Inc. and First Clover Leaf Financial Corp., dated April 26, 2016 (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K dated April 26, 2016).*
2.2	First Amendment to Agreement and Plan of Merger by and between First Mid-Illinois Bancshares, Inc. and First Clover Leaf Financial Corp., dated as of June 6, 2016 (incorporated by reference to Exhibit 2.2 to Quarterly Report on Form 10-Q filed August 10, 2016).
3.1	Restated Certificate of Incorporation and Amendment to Restated Certificate of Incorporation of First Mid-Illinois Bancshares, Inc. (incorporated by reference to Exhibit 3(a) to First Mid-Illinois Bancshares, Inc.’s Annual Report on Form 10-K for the year ended December 31, 1987).
3.2	Amended and Restated Bylaws of First Mid-Illinois Bancshares, Inc. (incorporated by reference to Exhibit 3.2 to First Mid-Illinois Bancshares, Inc.’s Current Report on Form 8-K filed November 14, 2007).

* Certain schedules have been omitted pursuant to Section 6.01(b)(2) of Regulation S-K.